UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2014

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Strawberry Lane
Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As described in The J. M. Smucker Company’s (the “Company”) Annual Report on Form 10-K dated June 23, 2014, effective beginning in fiscal 2015, the Company elected to no longer qualify commodity and foreign currency exchange derivatives for hedge accounting treatment. All gains and losses on these derivative financial instruments are now immediately recognized in cost of products sold. In addition, the Company has modified its segment profit calculation and redefined certain non-GAAP measures to exclude unallocated gains and losses on commodity and foreign currency exchange derivatives. Unallocated gains and losses represent gains and losses on commodity and foreign currency exchange derivatives which are now excluded from segment operating results and non-GAAP earnings until the related inventory is sold. The Company believes this change more accurately aligns the derivative gains and losses with the underlying exposure subject to the economic hedge and allows the realization of the economic effect of the derivative without the mark-to-market volatility within segment profit and non-GAAP earnings.

Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are the unaudited segment profit reconciliations for the quarterly periods in fiscal 2014 and 2013 and unaudited non-GAAP measures calculations for the quarterly periods in fiscal 2014 and 2013 and the annual periods for fiscal 2012, 2011, and 2010, modified to exclude the unrealized gains and losses on commodity and foreign currency exchange derivatives.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Unaudited Reportable Segments Supplemental Information

99.2	Unaudited Non-GAAP Measures Supplemental Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Mark R. Belgya
Name:	Mark R. Belgya
Title:	Senior Vice President and Chief Financial Officer

Date: July 25, 2014

INDEX OF EXHIBITS

Exhibit No.	Exhibit Description

99.1	Unaudited Reportable Segments Supplemental Information

99.2	Unaudited Non-GAAP Measures Supplemental Information

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